Exhibit 10.2

ESCROW AGREEMENT

January 3rd, 2008

This Escrow Agreement is reached between the following parties:

SUCCESS OIL CO., INC. of 8306 Wilshire Blvd. #566, Beverly Hills, California 90211 hereinafter called (collectively, "SUCCESS”),

EGPI FIRECREEK, INC./DENNIS ALEXANDER/CEO, AND FURTHER THROUGH ITS WHOLLY OWNED SUBSIDIARY FIRECREEK PETROLEUM, INC., of 6564 SMOKE TREE LANE, TOWN OF PARADISE VALLEY, AZ. 85253 hereinafter called (collectively, "FIRECREEK"), and

CHARLES C. WRIGHT, Attorney at Law, of 201, S. LAUREL AVE., Luling, Texas 78648, hereinafter called ("WRIGHT"),

WHEREAS, SUCCESS wishes to sell to FIRECREEK, and FIRECREEK wishes to purchase from SUCCESS, the J.B. TUBB NORTH 40 ACRES, WARD COUNTY TEXAS (RRC #08-33611), with exact legal description listed and set fourth in the “Assignment and Bill of Sale” attached hereto on Exhibit "A" (the “Assignment”), hereinafter called ”PROPERTY," so that FIRECREEK can purchase the 75% working interest, and corresponding 56.25% net revenue interest owned by “SUCCESS”;

WHEREAS, SUCCESS and FIRECREEK have entered into a “Participation Agreement (for Turnkey Drilling, Multiple Wells)” attached hereto on Exhibit “B” (the “Participation-Turnkey Program Agreement”) which defines and sets forth the matters therein including Commencement of the development program for the prospect wells located on the Property.

WHEREAS, SUCCESS and FIRECREEK executed the Assignment which includes an assignment to Firecreek of and the property and granting of mineral rights & easements to the J.B. Tubb north 40 Acres, Ward County Texas described above, and with a copy being attached hereto again referencing Exhibit "A", and to deposit same in escrow with WRIGHT see the “Escrow Document” attached on Exhibit “C” hereto;

WHEREAS, SUCCESS and FIRECREEK executed the Participation-Turnkey Program Agreement which defines and sets forth all of the matters listed therein including Commencement of the development program for the prospect wells located on the Property described above, and with a copy being attached hereto on Exhibit "B", and to deposit same in escrow with WRIGHT (the “Escrow Document/Purchase Notification Letter”); and

WHEREAS, pursuant to the Assignment, and Participation-Turnkey Program Agreement FIRECREEK is to pay SUCCESS One Million and four hundred thousand Dollars ($1,400,000.00) in accordance with the terms of this Escrow Agreement and further, the final confirmation and acceptance of all items therein listed in the Escrow Document/Purchase Notification Letter attached on Exhibit “C” hereto.

For consideration of Ten Dollars ($10.00) and the mutual provisions contained herein, the parties hereto agree as follows:

1.

WRIGHT is to hold in escrow the Escrow Document and the Escrow Funds until one of the following events:

(a) WRIGHT is informed in writing signed by both SUCCESS and FIRECREEK that Wright shall pay to SUCCESS the entire Escrow Funds at which time WRIGHT shall record the Assignment in the WARD County, Texas, an affidavit describing such action; or

(b) WRIGHT is informed in writing by FIRECREEK that FIRECREEK has elected not to continue the transaction. If such event is to occur, then any and all of the Escrow Funds stated herein and covered by this Escrow

Agreement shall be returned immediately to Firecreek by Bank Wire to the designated EGPI FIRECREEK, INC. bank account (“Originating Bank Account”) listed on attached Exhibit “D” hereto, less attorney’s fees of $500.00.

2.

 WRIGHT shall not be responsible for his actions unless such actions are in violation of this Escrow Agreement or WRIGHT acts with willful misconduct or gross negligence.

3.

This agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof, and no other agreement, statement, or promise relating to the subject matter of this agreement that is not contained herein shall be valid or binding unless in writing signed by all parties.

4.

If any action at law or in equity is brought to enforce or interpret the provisions of this agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which he may be entitled.

5.

The validity of this agreement and of any of its terms or provisions, as well as the rights and duties of the parties hereunder, shall be governed by the laws of the State of Texas.

6.

This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

7.

All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to the Firecreek:

EGPI Firecreek, Inc. 6564 Smoke Tree Lane Scottsdale, AZ 85253 Attention: Chairman of the Board and Chief Financial Officer Facsimile No.: (480) 443-1403

If to SUCCESS:

SUCCESS OIL CO., INC. Attn: Jeru Morgan, Pres. 8306 Wilshire Blvd. #566 Beverly Hills, Ca. 90211 FAX #: (310) 861-0228

If to Wright:

Charles C. Wright Esq. 201 S. Laurel Ave. Luling, Texas 78648 830-875-3492 FAX:830-875-9266

EXECUTED this______day of_________ 2008, effective__________ 2008.

______________________

Charles C. Wright

SUCCESS OIL CO., INC.

By___________________________

JERU MORGAN

President of  SUCCESS OIL CO.

Firecreek Petroleum, Inc.,

a wholly owned subsidiary of

EGPI Firecreek, Inc.

By __________________________

Dennis R. Alexander

President, on behalf of EGPI Firecreek, Inc.,

sole shareholder of Firecreek Petroleum, Inc.

FUNDS WIRED TO:   Citizens State Bank

200 S. Magnolia P.O. Box 350

Luling, Texas 78648  PH. #830-875-2472

Routing Number: 114916488  Credit funds to:

Charles C. Wright Esq. (IOLTA Trust Account No. 09680950)

Charles C. Wright Esq.

201 S. Laurel Ave.

Luling, Texas 78648

830-875-3492

FAX:830-875-9266

EXHIBIT “A”

TO AN ESCROW AGREEMENT

DATED JANUARY 3RD, 2008

Legal Description

Description of Lands and Leases:

J.B. TUBB NORTH 40 ACRES:

J.B. TUBB "18-1", being the Wl/2 of the NW1/4 of Section 18, Block B-20, Public School Lands, Ward County, Texas, containing Eighty (40) acres more or less.      (Area of contract highlighted in yellow)

2903 N. BIG SPRING • MIDLAND, TEXAS 79705
TELEPHONES: (915) 682-1653 • (800) 767-1653 • FAX (915) 682-1743

WARD County, Texas

Description 467' FNL & 610' FWL

SECTION 18, BLOCK B-20, PUBLIC SCHOOL LAND, A-461

TEX. O & G, ET AL
I. Winter, Est.
CHEVRON, ET AL
J. B. Tubb, Est.
A.R.CO.
14
13
12
17
18
19
FND. 1" I.P.
467'
610'
J. B. Tubb "18" Well No. 1
SUCCESS OIL
40 ac.
WARD COUNTY
CRANE COUNTY
AMOCO
CHEVRON
GULF
SUCCESS OIL
40 ac.
TEX. O & G, ET AL
J. H. HENDRIX, ET AL
LIEDTKE, ET AL
TOPAT
1233
J. H. HENDRIX, ET AL
TEX. O & G
LANOIL PROP., ET AL
J. B. Tubb, Est.
24
23
22
Foster
City S.

This location has been very carefully staked on the ground according to the best official survey records, maps, and other data available to us. Review this plat and notify us immediately of any possible discrepancy.

Scale : 1" = 1000'

Date Staked AUGUST 24, 1992

Operator Accidie Exploration & Development, Inc.

Lease Name & Well No. J. B. TUBB 18 #1

Ground Elev. 2562'

Reference Stakes or Alternate Location Stakes Set NONE

Good Drill Site? YES

Topography & Vegetation LEVEL SANDY PASTURE

Best Accessibility to Location FROM LEASE ROAD ±150' EAST OF THE LOCATION

Distance & Direction from Hwy Jct. or Town FROM THE JCT. OF STATE HWY. 18 & FM. 1233, 4.0 MILES SOUTH OF MONAHANS, GO EASTERLY 8.5 MILES ON FM. 1233, THENCE NORTH 0.7 MILE ON LEASE ROAD, THENCE WEST 0.3 MILE ON LEASE ROAD, THENCE NORTH 0.2 MILE ON LEASE ROAD TO A POINT ±150' EAST OF THE LOCATION.

STATE OF TEXAS
REGISTERED
LARRY W. BUSBY
4967
PROFESSIONAL
LAND SURVEYOR

CERTIFICATE:

I, Larry W. Busby, a Registered Professional Land Surve and an authorized agent of Topographic Land Surveyors, do hereby certify the above described well location was surveyed and staked on the ground shown herein.

Texas Reg. No. 4967

Invoice # 92192/574 NE

V.H.B.

EXHIBIT “A” CONTINUED

TO AN ESCROW AGREEMENT

DATED JANUARY 3RD, 2008

“Assignment and Bill of Sale” Agreement which includes an assignment of the property and granting of mineral rights & easements to the J.B. Tubb north 40 Acres, Ward County Texas

SECOND AMENDMENT TO ESCROW AGREEMENT OF JANUARY 3, 2008

WHEREAS the Escrow Agreement dated January 3, 2008, by and between SUCCESS OIL CO., INC. (“SUCCESS”) and FIRECREEK PETROLEUM, INC. a wholly owned subsidiary of EGPI FIRECREEK, INC. (“FIRECREEK”) involving the purchase by FIRECREEK from SUCCESS of an interest in the J. B. Tubb North 40 acre Lease, located in Ward County, Texas, and CHARLES C. WRIGHT (“WRIGHT”) as escrow agent, did not deal with the release of existing liens and/or judgments existing against the subject property; and

WHEREAS an amendment to Escrow Agreement as to subparagraph 1(a) on page 2 was signed but is now necessary for certain funds to be released to SUCCESS earlier than first anticipated.

IT IS THEREFORE AGREED that subparagraph 1(a) on page 2 of the Escrow Agreement, as originally written and as first amended, is replaced by the following:

“(a)

WRIGHT is informed in writing signed by both SUCCESS and FIRECREEK that FIRECREEK has elected to complete the transaction. WRIGHT is to then record the Assignment in Ward County, Texas, retaining in trust what WRIGHT believes in good faith to be sufficient funds to obtain and record the release of all judgments involving the J. B. Tubb Lease and all recorded liens as to the J. B. Tubb Lease, as shown  by the title run sheet of December 21, 2007, from First Tex Star Title, while paying the balance of the Escrow Funds to SUCCESS prior to the obtaining of such releases. After the obtaining and recording of releases of judgments and liens, WRIGHT shall pay SUCCESS any remaining Escrow Funds in his possession.”

EXECUTED in multiple parts this _____ day of January, 2008, to be effective January 3, 2008.

By:	/s/ Charles C. Wright
Charles C. Wright

AMENDMENT TO ESCROW AGREEMENT OF JANUARY 3, 2008

WHEREAS the Escrow Agreement dated January 3, 2008, by and between SUCCESS OIL CO., INC (success) and FIRECREEK PETROLEUM, INC., a wholly owned subsidiary of EGPI FIRECREEK, INC. (“FIRECREEK”) involving the purchase by FIRECREEK from SUCCESS of an interest in the J.B. Tubb North 40 acre Lease, located in Ward County, Texas and CHARLES C. WRIGHT (“WRIGHT”) as escrow agent, did not deal with the release of existing liens and/or judgments existing against the subject property.

IT IS THEREFORE AGREED that subparagraph 1 (a) on page 2 of the said Escrow Agreement is replaced by the following:

“(a) WRIGHT is informed in writing signed by both SUCCESS and FIRECREEK that FIRECREEK has elected to complete the transaction.  WRIGHT is to then record the Assignment in Ward County, Texas, proceed to use part of the Escrow Funds to obtain and record the release of all judgments involving the J. B. Tubb Lease and all recorded liens as to the J. B. Tubb Lease, as shown by title run sheet of December 21, 2007, from First Tex Star Title, after which WRIGHT shall pay to SUCCESS the balance of the Escrow Funds after deducting WRIGHT’s fees and expenses.”

EXECUTED in multiple parts this 7th day of January, 2008, to be effective January 3, 2008.

By:	/s/ Charles C. Wright
CHARLES C. WRIGHT

SUCCESS OIL CO., INC.

By:	/s/ Jeru Morgan
JERU MORGAN, President

FIRECREEK PETROLEUM, INC.
a wholly owned subsidiary of
EGPI FIRECREEK, INC.

By:	/s/ Dennis R. Alexander
DENNIS R. ALEXANDER
President, on behalf of EGPI Firecreek, Inc.,
sole shareholder of Firecreek Petroleum, Inc.

To: Charles C. Wright

You are hereby notified that FIRECREEK has elected to proceed with the purchase from SUCCESS of the interest in the J. B. Tubb North 40 acre Lease, Ward County, Texas (RRC# 08-33611) and you are instructed to record the Assignment and use and dispense the $1,400,000.00 escrow funds as per the Escrow Agreement of January 3, 2008, as amended by Second Amendment thereto.

SIGNED this 8th day of January, 2008.

SUCCESS OIL CO., INC.

By:	/s/ Jeru Morgan
Jeru Morgan
President

FIRECREEK PETROLEUM, INC.,
a wholly owned subsiary of EGPI FIRECREEK, INC

By:	/s/ Dennis Alexander
Dennis Alexander
President, on behalf of EGPI Firecreek, Inc., sole shareholder of Firecreek Petroleum, Inc.

EXHIBIT “B”

TO AN ESCROW AGREEMENT

DATED JANUARY 3, 2007

PARTICIPATION AGREEMENT (Turnkey Drilling, Re Entry, and Multiple Wells) By and Between Success Oil Co., Inc. and Firecreek Petroleum, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc.

[TO BE ATTACHED ON FOLLOWING PAGE OR PAGES WHEN COMPLETED, AS REQUIRED]

EXHIBIT “C”

[Escrow Document/Purchase Notification Letter]

TO AN ESCROW AGREEMENT

DATED JANUARY 3RD, 2007

[TO BE ATTACHED ON FOLLOWING PAGE OR PAGES WHEN COMPLETED, AS REQUIRED]

January __, 2008

PRIVATE & CONFIDENTIAL

Mr. Charles C. Wright Esq.

201 S. Laurel Ave.

Luling, Texas 78648

Telephone (830) 875-3493,

Facsimile: (830) 875-9266

Re:

 Pending J.B. Tubb Purchase Notification Letter from

SUCCESS OIL CO., INC., Seller

and

Firecreek Petroleum, Inc., Buyer

Gentlemen,

With reference to both an Escrow Agreement and an Assignment and Bill of Sale dated January 1, 2008, further with respect to EGPI Firecreek, Inc.’s, wholly owned subsidiary, Firecreek Petroleum, Inc.’s (“Firecreek”) pending purchase from SUCCESS Oil Co., Inc. (“SUCCESS”) of the J.B. Tubb north 40 Acres One located in Ward County, Texas (Texas RRC: 09-25860), (Tracts #1 through tract #12 all inclusive):

Please be noticed that we the undersigned parties, Firecreek and SUCCESS, herewith are satisfied with the terms and conditions of the Escrow Agreement including referenced Section 1. (a), and said terms and conditions of the Assignment and Bill of Sale.

Therefore the undersigned herewith mutually approve the following actions to be taken in behalf of proceeding with release of funds totaling $1,400,000.00 held per the instructions listed below and following, thus commencing with and closing of said transaction.

1.

Mr. Charles C. Wright Esquire is herewith instructed to release to SUCCESS, upon or simultaneous with the closing in accordance with terms of the Escrow Agreement and determining effectiveness of the Assignment and Bill of Sale, the total sum/amount of $1,400,000.00 from your firms IOLTA Trust Account in behalf of the effective closing of the transaction.

Thank you for your professional courtesies and assistance in this matter.

Sincerely,

SUCCESS OIL CO., INC.

By___________________________

Jeru Morgan

President of Success Oil Co.,Inc.

FIRECREEK PETROLEUM, INC.

a wholly owned subsidiary of

EGPI Firecreek, Inc.

By __________________________

Dennis R. Alexander

President, on behalf of EGPI Firecreek, Inc.,

sole shareholder of Firecreek Petroleum, Inc.

Annex “A”

To The J.B. Tubb north 40 Acres Purchase Notification Letter

Dated January __, 2008

SUCCESS OIL CO., INC. A Licensed Bond Registered Operating Co. Operator No. #828326

CLOSING STATEMENT

J.B. TUBB NORTH 40 ACRES
WARD COUNTY, TEXAS

January __, 2008

Item	SUCCESS	Firecreek

Purchase Price		$1,400,000.00

Actual 2007 Property Taxes

J.B. TUBB(North 40 Acres)	($74.33)

Closing Totals		$1,400,000.00

TOTAL DUE -		$1,400,000.00

EXHIBIT “D”

TO AN ESCROW AGREEMENT

DATED JANUARY 3RD, 2008

In Accordance With Section 1 b.

Bank Wire to the designated EGPI FIRECREEK, INC. bank account (“Originating Bank Account”)

Wire Instructions

ESCROW ACCOUNT WIRE INSTRUCTIONS

 Wire Instructions for MASTER ATTORNEY TRUST Account:

Gersten Savage LLP

600 Lexington Avenue

New York, NY 10022

Signature Bank

565 Fifth Avenue

New York, NY 10017

ABA # 026013576

Account # 1500885978

FBO EGPI Firecreek, Inc.